Exhibit 10.23

                         REAFFIRMATION OF SUBORDINATION


     This Agreement,  made as of this 1st day of November, 2001, is between JOHN
B. BAKER (the "Subordinate Lender") and WEBSTER BANK, a federally chartered savings bank with a place of business at 145 Bank Street, Waterbury, Connecticut 06702 (the "Bank").

                               B A C K G R O U N D

     A. On the 5th day of October, 2001, Vermont Pure Holdings, Ltd., Crystal Rock Spring Water Company, Platinum Acquisition Corp. and Vermont Pure Springs, Inc. (collectively, the "Obligors") executed and delivered to the Bank a Term
Note in the amount of $31,000,000 (the "Term Note") and a Revolving Line of Credit Note in the amount of $5,000,000 (the "Line of Credit Note").

     B. The Subordinate Lender subordinated, among other things, the payment of all Subordinated Liabilities (as defined in the Subordination) to the indefeasible payment in full of all Senior Liabilities (as defined in the Subordination) pursuant to a Subordination and Pledge Agreement executed by the parties hereto and dated as of October 5, 2001 (the "Subordination Agreement").

     C. Ross S. Rapaport, not individually but as Trustee of the Peter K. Baker Life Insurance Trust, The John B. Baker Insurance Trust and u/t/a dated December 16, 1991 f/b/o Joan Baker et. al. is acting as agent (the "Agent") for Subordinate Lender pursuant to certain of the Subordinated Loan Documents.

     D. The Obligors have requested that the Bank extend a $4,200,000 loan to the Obligors (the "New Loan"), as evidenced by a Term Note dated as of the date of this document (the "New Term Note") and that the Bank amend certain provisions relating to advances and repayments under the Obligors' existing Revolving Line of Credit Note, as evidenced by an Amended and Restated Revolving Line of Credit Note dated as of the date of this document (the "Amended Revolving Line of Credit Note") both pursuant to an Amended and Restated Loan and Security Agreement between the Obligors and the Bank dated as of the date of this document (the "Amended and Restated Loan and Security Agreement").

     E. The Bank has agreed to extend the New Loan and modify the Obligors' existing Revolving Line of Credit if, among other things, the Subordinate Lender executes and delivers this Reaffirmation of Subordination.


     NOW, THEREFORE, in consideration of the extension of the New Loan and modification of the Obligors' existing Revolving Line of Credit, the Subordinate Lender agrees as follows:

     1.  The  Subordinate  Lender  reaffirms  that the  Subordination  Agreement
remains  in  full  force  and  effect,   including  the   subordination  of  the

Subordinated Liabilities to the New Term Note, the Amended Revolving Line of Credit Note, the Term Note and all other Senior Liabilities on the terms set forth in the Subordination.

     2. The Subordination Agreement is hereby amended to reflect the addition of the New Term Note and the substitution of the Amended Revolving Line of Credit Note. All of the terms and conditions of the Subordination Agreement shall be deemed to reference and apply to the indebtedness evidenced by the New Term Note, the Amended Revolving Line of Credit Note and the Term Note.

     3. The term "Bank Collateral", as defined in the Subordination Agreement, is hereby amended to include the Property of the Obligors described in Schedule A attached hereto.

     4. The term "Loan Agreement", as defined in the Subordination Agreement, is hereby amended to refer to that certain Amended and Restated Loan and Security Agreement among the Obligors and the Bank dated as of the date here, and any subsequent supplement, modification, renewal, extension or amendment thereto.

     5. The Subordinate Lender and Agent reaffirm that any security interest now or hereafter held by or on behalf of the Subordinate Lender and granted by any of the Obligors to secure any of the Subordinated Liabilities, is hereby immediately made subordinate, junior and postponed in priority and effect to the priority and effect of the security interest purported to be created by any of the Loan Documents, as if (and whether or not) the Bank's security interest had been perfected by possession, by timely filing of financing statements, or by any other means prior to the time the security interest with respect to the Subordinated Liabilities is perfected, and prior to the filing of any financing statements in connection with the Subordinated Liabilities. The Subordinate Lender and Agent agree to execute and deliver to the Bank all instruments, including, without limitation, Forms UCC-3, subordinations of lien, and subordinations of mortgage which, in the reasonable opinion of the Bank, are necessary or convenient to effectuate the purposes of this paragraph and this Agreement.

     6. The Subordinate Lender hereby represents and warrants to the Bank that no default exists under the Subordination Agreement or will exist with the giving of notice, the passage of time or both. The Subordinate Lender further hereby represents and warrants to the Bank that all of the terms, conditions, obligations, agreements, warranties and representations contained in the Subordination Agreement remain true and accurate and are hereby ratified and confirmed in all respects. Nothing in this Agreement shall operate to release the Subordinate Lender from its agreement to subordinate the Subordinated Liabilities to the Senior Liabilities.

     7. The Agent hereby agrees to be bound by the terms and provisions of this Agreement and agrees not to make any payment or distribution or to otherwise take any action which is contrary to the provisions of this Agreement or the Subordination Agreement.

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




     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

WITNESSED BY:


-----------------------             --------------------------------
                                    John B Baker
                                    Address: 1050 Buckingham Street
                                    Watertown, CT 06795
-----------------------



----------------------              --------------------------------
                                    Ross S. Rapaport, not individually but as
                                    Trustee of the Peter K. Baker Life Insurance
                                    Trust, The John B. Baker Insurance Trust
                                    and U/T/A dated December 16, 1991 F/B/O
                                    Joan Baker et. al., as Agent
----------------------              Address: 1050 Buckingham Street
                                             Watertown, CT 06795


                                    WEBSTER BANK


----------------------              By:-----------------------------
                                       Robert E. Teittinen
                                       Its Vice President
----------------------                 Address: 174 Bank Street
                                       Waterbury, CT 06702


STATE OF CONNECTICUT)
                    ) ss: _______                               October __, 2001
COUNTY OF HARTFORD  )

Personally appeared John B Baker, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me.


                                              Commissioner of the Superior Court
                                              Notary Public
                                              My Commission expires:
                                                                   -------------


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


STATE OF CONNECTICUT       )
                           ) ss: Hartford                       October 22, 2001
COUNTY OF HARTFORD         )

Personally appeared Ross S. Rapaport, not individually but as Trustee of the Peter K. Baker Life Insurance Trust, the John B. Baker Insurance Trust and U/T/A dated December 16, 1991 F/B/O Joan Baker et. al, as Agent, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as Trustee and Agent, before me.


                                              Commissioner of the Superior Court
                                              Notary Public
                                              My Commission expires:
                                                                   -------------




STATE OF CONNECTICUT )
                     ) ss: Hartford                             October 22, 2001
COUNTY OF HARTFORD   )

Personally appeared Robert E. Teittinen, Vice President of Webster Bank, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such officer and the free act and deed of Webster Bank, before me.


                                              Commissioner of the Superior Court
                                              Notary Public
                                              My Commission expires:
                                                                   -------------

The Obligors signing below hereby acknowledge receipt of a copy of the foregoing Agreement, waive notice of acceptance thereof by the Bank, and agree to be bound by the terms and provisions thereof. The Obligors signing below further agree to make no payments or distributions, or grant any security interest, contrary to the terms and provisions of this Agreement and the Subordination Agreement and to do every other act and thing necessary or appropriate to carry out such terms and provisions. Upon the occurrence of any Event of Default, or upon the breach of any representation, covenant or agreement in this Agreement or the Subordination Agreement by any of the Obligors or the Subordinated Lender, or in the event of the termination of the Subordination Agreement, all of the Senior Liabilities shall, without notice or demand, become immediately due and payable at the option of the Bank and the Bank may immediately, without further notice, resort to all of its rights and remedies herein and in the Subordination Agreement, in any document (including the Loan Agreement, as amended and restated as of the date hereof, and any of the Loan Documents, as the same may be amended or amended and restated) by and between the Bank and any Obligor, or in any in any instrument evidencing any obligation under any such document, at law or in equity.

                                      Dated: As of the 1st day of November, 2001

                                      VERMONT PURE HOLDINGS, LTD.

                                      By:______________________
                                         Name:    Peter K. Baker
                                         Title:   President
                                         Address: Catamount Industrial Park
                                                  Route 66
                                                  Randolph, VT 05060

                                        CRYSTAL ROCK SPRING WATER COMPANY

                                        By:______________________
                                           Name:    Peter K. Baker
                                           Title:   President
                                           Address: 1050 Buckingham Street
                                                    Watertown, CT 06795

                                        PLATINUM ACQUISITION CORP.

                                        By:______________________
                                           Name:     Peter K. Baker
                                           Title:    President
                                           Address:  Catamount Industrial Park
                                                     Route 66
                                                     Randolph, VT 05060


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

                                        VERMONT PURE SPRINGS, INC.

                                        By:______________________
                                           Name:      Peter K. Baker
                                           Title:     President
                                           Address:   Catamount Industrial Park
                                                      Route 66
                                                      Randolph, VT 05060


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

                                 SCHEDULE A

                            Property of the Obligors

"Collateral" means all assets of the Obligors now or hereafter owned by the Obligors, including but not limited to, Receivables, Inventory, Equipment, Patents, Trademarks, Investment Property, Additional Collateral, and the Premises.

"Receivables" means (i) all of Obligors' now owned and hereafter acquired, present and future, Accounts, Chattel Paper, Documents, Instruments and Supporting Obligations related thereto, (as such terms are defined in the Uniform Commercial Code as in effect in Connecticut from time to time) and contract rights, including without limitation all obligations to Obligors for the payment of money, whether arising out of Obligors' sale of goods or rendition of services or otherwise (all hereinafter called "Accounts") and all proceeds of the foregoing and all proceeds of any insurance on the foregoing;
(ii) all of Obligors' rights, remedies, security and liens, in, to and in respect of the Accounts, present and future, including without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any debtor or obligor in any way obligated on or in connection with any Accounts, and credit and other insurance, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; and (iii) all of Obligors' right, title and interest, present and future, in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including without limitation all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing any Accounts, and all returned, reclaimed or repossessed goods, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Inventory" means all Inventory and Goods and all Supporting Obligations related thereto (as such terms are defined in the Uniform Commercial Code as in effect in Connecticut from time to time) of whatsoever name, nature, kind or description now owned and hereafter acquired by Obligors, wherever located, including without limitation all contract rights with respect thereto and documents representing the same, all goods held for sale or lease or to be furnished under contracts of service, finished goods, raw materials, materials used or consumed by Obligors, parts, supplies, and all wrapping, packaging, advertising and shipping materials and any documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof, and all right, title and interest of Obligors therein and thereto, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Equipment" means all Equipment, Farm Products and Fixtures (as such terms are defined in the Uniform Commercial Code as in effect in Connecticut on the date of this Agreement), including all machinery, equipment, furniture, fixtures, tools, parts, supplies and motor vehicles, now owned and hereafter acquired, by Obligors of whatsoever name, nature, kind or description, wherever located, and all additions and accessions thereto and replacements or substitutions therefor, and all proceeds thereof and all proceeds of any insurance thereon.

"Patents" means all of Obligors' right, title and interest, present and future, in and to (a) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Obligors; and (b) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Trademarks" means all of Obligors' right, title and interest, present and future, in and to (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Obligors;
(ii) all reissues,  extensions or renewals thereof and all licenses thereof; and
(iii) the goodwill of the business symbolized by each of the Trademarks, and all customer lists and other records of Obligors relating to the distribution of products bearing the Trademarks; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Investment Property" means all investment property (as such term is defined in the Uniform Commercial Code as adopted in Connecticut from time to time) of whatever type or nature now owned or hereafter acquired by the Obligors, including without limitation, all certificated securities, all uncertificated securities, all security entitlements, all security accounts, all commodity contracts, all commodity accounts and all financial assets of every type and nature and all rights thereto or therein, and all financial accounts of every type and nature and all rights thereto or therein, and all Supporting Obligations (as such term is defined in the Uniform Commercial Code as adopted in Connecticut from time to time) related thereto and all proceeds and products thereof, including without limitation, all insurance proceeds and fidelity bond proceeds related thereto.

"Additional Collateral" means (i) all General Intangibles, including Payment Intangibles and Software and all Supporting Obligations related thereto, (as such terms are defined in the Uniform Commercial Code as in effect in Connecticut from time to time) of every kind and description of the Obligors, including without limitation federal, state and local tax refund claims of all kinds, whether now existing or hereafter arising; (ii) all of Obligors' Deposit Accounts, Letter of Credit Rights and all Supporting Obligations related thereto (as such terms are defined in the Uniform Commercial Code as in effect in Connecticut from time to time), whether now owned or hereafter created, wherever located, together with the rights to withdraw from said Deposit Accounts and make deposits to the same and the right to draw under Letters of Credit; (iii) all monies, securities, instruments, cash and other property of Obligors and the proceeds thereof, now or hereafter held or received by, or in transit to, Secured Party from or for Obligors, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Obligors' deposits (general or special, balances, sums, proceeds and credits of Obligors with Secured Party at any time existing); (iv) all interests in real property held or owned by Obligors, including all leasehold interests; (v) all rights under contracts and license agreements for water; (vi) all books, records, customer lists, ledger cards, computer programs, computer tapes, disks, printouts and records, and other property and general intangibles at any time evidencing or relating to any of the foregoing, whether now in existence or hereafter created; (vii) all other personal property and fixtures of the Obligors, whether now existing or hereafter arising or created; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Premises" means the following real property owned by Obligors:

Hedding Drive, Randolph, VT
Route 66 Factory, Randolph, VT
Chase Road, Randolph, VT
North Randolph Road, Randolph, VT
Alice E. LaFrance, Route 66, Randolph, VT (approximately 20 acres) Gary LaFrance, Route 66, Randolph, VT (approximately 5 acres)





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